Effective Income tax Rate Reconciliation (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Effective Income tax Rate Reconciliation
Tax at federal statutory rate (34%)	$ (127,333)	$ (669,666)	$ 24,306
Non-deductible expenses	4,450	1,098	(24,306)
True-up prior return	213,431	406,946	0
States taxes, net of Federal benefit	17,864	(93,950)	0
Effect of tax rates lower than statutory rate	5,017	55,248	0
Rate Reconciliation	$ 77,701	$ (300,324)	$ 0